Exhibit 99.4

DeFi Development Corp. Stockholder FAQ – Warrant Dividend Distribution

Updated November 12, 2025

What is a warrant?

A warrant is an option to buy shares of common shares issued directly by a company. It gives the holder the right, but not the obligation, to purchase a share of common stock at a specified “exercise price”, on or before the warrant’s “expiration date.”

What is a warrant dividend?

A warrant dividend is a distribution of warrants by the company pro-rata to all existing common stockholders. As with a cash dividend, stockholders do not need to pay any amount or take any other action to receive the distribution. In the case of a warrant dividend the value being distributed to all stockholders is in the form of a warrant instead of cash.

Who will receive the warrants?

Holders of DFDV common stock as of the record date of October 23, 2025 (“stockholders”) received one (1) warrant for each ten (10) shares of common stock held as of the record date, rounded down to the nearest whole number. As an example, a stockholder who owns 320 or 327 shares of common stock would receive 32 warrants. No fractional warrants were issued.

Holders as of the record date of the company’s pre-funded warrants issued on August 28, 2025, also received (1) warrant for each ten (10) shares of common stock underlying their pre-funded warrants, rounded down to the nearest whole number, in accordance with the terms of the pre-funded warrants. No fractional warrants were issued.

Holders of the company’s 5.50% Convertible Senior Notes due 2030 as of the record date (“144A noteholders”) also received warrants on an as-converted pass-through basis in accordance with the terms of the governing indenture. 144A noteholders of each $1,000 principal amount received 4.32694 warrants, rounded down to the nearest whole number for any fractional warrant. No fractional warrants were be issued. Given this pass-through, the warrant distribution did not trigger a further adjustment to the conversion rate for the convertible notes.

Holders as of the record date of the company’s 2.5% Convertible Notes due 2030 (“PIPE noteholders”) also received warrants on an as-converted pass-through basis. PIPE noteholders of each $1,000 principal amount received 10.2669 warrants, rounded down to the nearest whole number for any fractional warrant. No fractional warrants were issued.

When is the expiration date?

January 21, 2028, unless the Alternate Expiration Price Condition is met.

What is the Alternate Expiration Price Condition?

If, during any 30 consecutive trading days, the volume weighted average price (VWAP) of DFDV common stock is at or above $27.00 for at least 20 of those days (not necessarily consecutive), then the warrants will expire early – specifically at 5:00 p.m. New York City time on the business day immediately following the 20th such day or such other date as the Company may elect in accordance with the warrant agreement.

DFDV will issue a press release if the Alternate Expiration Price Condition is triggered.

What is the exercise price?

$22.50 per share.

Why is DFDV issuing these warrants?

DFDV believes that a warrant dividend distribution is a stockholder-aligned approach to raising additional equity capital that rewards current stockholders and noteholders.  It allows existing DFDV investors to maintain their proportional ownership and participate equally in the company’s future upside, or to monetize their rights by selling the warrants for cash.

DFDV believes the warrants provide the opportunity to raise a meaningful amount of capital in a more cost-efficient manner than traditional equity offerings.  The pricing reflects our confidence in the company’s growth trajectory and our commitment to raise capital in an efficient manner.

Can I sell my warrants? Will they trade publicly?

The warrants are listed on the Nasdaq Capital Market under ticker symbol DFDVW. DFDV stockholders, subject to the additional considerations outlined below, can trade or exercise the warrants irrespective of whether they continue to hold or sell their shares of DFDV common stock.

Although the warrants have been registered for trading under the Securities Exchange Act of 1934, as amended, the issuance of the warrants was not registered under the Securities Act of 1933, as amended, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. Some stockholders may be subject to other securities law and company requirements that could restrict the stockholder’s ability to sell their warrants immediately. For example, company insiders are subject to compliance with the company’s insider trading policy. In addition, stockholders that hold shares that were issued by the company in transactions exempt from registration under the Securities Act may not be able to sell or transfer their warrants if such sale or transfer does not meet the requirements of Rule 144 under the Securities Act and in the absence of an effective registration statement for the resale of the warrants.

Can I receive a copy of the full warrant agreement?

Yes. DFDV filed the full warrant agreement with the SEC on the Form 8-A registration statement for the warrants, filed with the SEC on October 24, 2025. It is available via the SEC’s EDGAR system at www.sec.gov and linked on the DFDV Investor Relations page.

Will this dilute my ownership?

There will be no dilution to DFDV stockholders if no warrants are exercised. By the expiration date of January 21, 2028, we expect all warrants will have either expired or been exercised. Since the warrants are being distributed pro-rata to all DFDV stockholders, if a stockholder decides to hold and exercise their warrants to purchase additional shares their percentage ownership of DFDV common stock is not expected to be diluted. On the other hand, if a current DFDV stockholder decides to sell their warrants in the market for cash, they will not be able to exercise and thus their percentage ownership may decline.

If warrants are exercised, what will DeFi Development Corp. use the proceeds for?

General corporate purposes, including the acquisition of SOL and for working capital.

Will the company be receiving any proceeds immediately?

No. DeFi Development Corp. will not receive any proceeds from this warrant distribution unless some or all holders exercise their warrants on or before the expiration date of January 21, 2028.

What happens to my warrants if the share price does not go up above the exercise price?

If you do not sell or exercise your warrants by the expiration date of January 21, 2028, or the early expiration date, if applicable, your warrants will expire. To be clear, you may exercise a warrant at the exercise price even if the market price of DFDV shares does not go above the exercise price, but you may prefer to instead purchase those shares in the market at a lower price.

How does the Alternate Expiration Price Condition work?

If the Alternate Expiration Price Condition is satisfied, the warrants will expire at 5:00 p.m. New York City time on the business day immediately following the Alternate Expiration Price Condition Date (as defined below) or such other date as the Company may elect in accordance with the warrant agreement.

The Alternate Expiration Price Condition will be deemed satisfied if, during any period of twenty (20) out of thirty (30) consecutive trading days, the VWAP of the Company’s common stock equals or exceeds $27.00 (the “Alternate Expiration Trigger Price”) whether or not consecutive (such final day, the “Alternate Expiration Price Condition Date”).

If the Alternate Expiration Price Condition occurs, the Company will make a public announcement to that effect, which will include the corresponding expiration date. Otherwise, as previously disclosed, the warrants will expire at 5:00 pm New York City Time on January 21, 2028.

When does the 20 out of 30-day VWAP measurement period for the Alternate Expiration Price Condition begin?

The 20 out of 30-day VWAP measurement period can begin on the first trading day after the distribution date, as long as there is an effective shelf registration statement relating to the issuance of the shares issuable on exercise of the warrants at such time.  If Company shares are trading above $27.00 on that day and the VWAP meets the threshold, that day counts as the first of the 20 qualifying days within the 30-trading-day window.

If the VWAP Alternate Expiration Price Condition is met, for example, on the 20th qualifying day, when do the warrants expire?

The warrants will expire on the business day immediately following the 20th qualifying trading day within any 30-day period, unless the Company announces an alternate expiration date in accordance with the warrant agreement.

How will I know if the warrants are about to expire?

If the warrants are scheduled to expire, either on the final expiration date or due to early expiration, the Company will issue a public press release announcing the expiration date. This notice will be made available as promptly as practicable and will include the exact date and time by which warrant exercises must be completed.

We encourage shareholders to monitor the Company’s Investor Relations website (https://defidevcorp.com/investor) for news announcements and updates, as well as our filings with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

When can I exercise my warrants?

You may exercise your warrants at any time from the distribution date until the expiration date (or until any earlier deadline applied by your broker), subject to certain limited exceptions included in the warrant agreement and assuming we have filed a registration statement, including a prospectus or prospectus supplement relating to the exercise as described below on or before the distribution date, and that registration statement has become effective.

How do I exercise the warrants?

To exercise the warrants, you must have funds available to pay the exercise price in cash. You should discuss with your broker its procedures and timeline for effecting exercise on your behalf, because your broker may require you to give notice using a particular method and may require an earlier deadline than close of business on the expiration date.

I own my DeFi Development Corp. shares in an online brokerage account. How will I receive my warrants so I can exercise or sell them?

We believe that your broker was responsible for crediting your account with warrants if you hold shares as of the record date and such shares are not being rehypothecated or loaned out. If your shares are being rehypothecated or loaned out, other mechanics may apply. In all cases you would need to contact your broker directly for confirmation and any other information regarding timing and access to warrants, including the mechanics for warrant sales and exercises.

How do I exercise the warrants?

You can exercise the warrants through your broker (if held in “street name”) or through the warrant agent, Colonial Stock Transfer, Inc., if you are a registered holder. Settlement will occur as soon as commercially practicable after your broker or Colonial processes the exercise. Please refer to the warrant agreement, including the section relating to “exercise terms” and the form of election to purchase warrant shares exhibit to the warrant agreement, which was filed with the SEC together with the Form 8-A to register the warrants.

What if I hold a number of DFDV shares that isn’t a multiple of 10?

The distribution of warrants is at a rate of 0.1 warrants for every share of common stock, rounded down to the nearest whole number of warrants. In practice each broker may round down the number of warrants deliverable to each account, without aggregating multiple accounts that you maintain with them. For example, if you hold 19 shares in one account with a broker and hold 14 shares in another account with the same broker, the broker may deliver only 1 warrant to each account, for a total distribution of only 2 warrants despite your ownership of 32 shares across both accounts.

Do non-U.S. stockholders qualify to receive the warrant dividend?

We are not aware of any restrictions on international stockholders receiving warrants if they hold DFDV common stock as of the record date. Tax treatment may vary based on a stockholder’s tax domicile as well as other factors, so both U.S. and non-U.S. stockholders should seek tax advice (see below). If you are a non-U.S. stockholder, you should contact your broker for jurisdiction-specific logistics, including with regard to warrant sales and exercises.

How are the warrants handled for shares held in a retirement brokerage account?

While we expect that in some cases warrants will be credited to your retirement brokerage account if you hold shares as of the October 23, 2025 record date, exercising or selling warrants from within a retirement account may be subject to additional rules or restrictions, and we recommend that you discuss with your retirement broker, advisor and/or administrator, as applicable.

For U.S. taxpayers, how will the warrant distribution and/or exercise be treated for tax purposes?

The U.S. federal income tax treatment of the warrant distribution, and any future exercise of the warrants, may vary based on an investor’s specific circumstances. DeFi Development Corp. does not provide tax advice. Regardless of tax domicile, all investors are encouraged to consult their tax advisor regarding the potential impact of the distribution, and to read the tax reporting section of the prospectus supplement, which DeFi Development Corp. expects to file with the SEC on the distribution date.

Disclaimers

Forward Looking Statements

This FAQ contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including concerning the anticipated gross proceeds from the exercise of warrants; the expected use of proceeds; and the existence of a market for those warrants. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control, including market risks, trends and uncertainties, and other risks and uncertainties more fully in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this FAQ. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

No Offer or Solicitation

This FAQ is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the warrants has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and shelf registration statement containing a prospectus or prospectus supplement describing the terms of the warrants have been filed with the SEC and are available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein.

This FAQ contains a general summary of the warrants. Please read the warrant agreement that is filed with the SEC, as it contains important information about the terms of the warrants.

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